Tax	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Tax	Tax
Scorpio Tankers Inc. and its vessel-owning or leasing subsidiaries are incorporated in either the Republic of the Marshall Islands or in Singapore. We are not subject to Marshall Islands’ income tax in accordance with the income tax laws of the Marshall Islands, and we are eligible for tax exemptions in accordance with the income tax laws of Singapore. Based upon review of applicable laws and regulations, and after consultation with counsel, we do not believe we are subject to material income taxes in any jurisdiction, including the United States of America. Therefore, we did not have any income tax charges, benefits, or balances as of or for the periods ended December 31, 2023, 2022 and 2021.
On December 12, 2022, the European Union member states agreed to implement the OECD’s Pillar Two global corporate minimum tax rate of 15% on companies with revenues of at least €750 million effective from 2024. Various countries have either adopted implementing legislation or are in the process of drafting such legislation. Any new tax law in a jurisdiction where we conduct business or pay tax could have a negative effect on our company. Singapore is the only jurisdiction in which we have a presence that has announced its intention to adopt components of the Pillar Two tax rules into legislation for financial years commencing on or after January 1, 2025, namely the Income Inclusion Rule (IIR) and the Domestic Top-up Tax (DTT). We do not expect that the adoption of this legislation will subject us to material income taxes in this or any other jurisdiction in which we operate.